SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                           OCTOBER 31, 1997
(DATE OF EARLIEST EVENT REPORTED)       (OCTOBER 22, 1997)


                           CHESAPEAKE ENERGY CORPORATION
             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                 1-13726               73-1395733
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)



          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
           (Address of principal executive offices)              (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)
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             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On October 22, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing agreements to acquire DLB Oil & Gas, Inc. and AnSon Production Corporation, and completion of Masters Creek wells. The October 22, 1997 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

          99   Press Release issued by the Registrant on October 22, 1997.
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                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CHESAPEAKE ENERGY CORPORATION

                              By MARCUS C. ROWLAND
                                 Marcus C. Rowland
                                 Vice President - Chief Financial Officer

Dated: October 31, 1997

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__________________________EXHIBIT INDEX______________________________


EXHIBIT   DESCRIPTION                    METHOD OF FILING
99        Press Release issued by        Filed herewith electronically
          the Registrant on October
          22, 1997
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